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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 18, 2002


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


           Indiana                          0-24501               35-2016637
 ----------------------------     ------------------------   -------------------
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


                 29 East Washington Street
                    Shelbyville, Indiana                          46176
                    --------------------                          -------
          (Address of Principal Executive Offices)                Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 18, 2002, Blue River Bancshares, Inc. issued the press release attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press Release, dated October 18, 2002



                                     * * * *


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE RIVER BANCSHARES, INC.
                                        (Registrant)


Date:  October 18, 2002                 By:  /s/ Patrice Lima
                                            ------------------------------------
                                        Its: Controller
                                            ------------------------------------



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                                INDEX TO EXHIBITS


Exhibit No.                 Description

99.1                        Press Release, dated October 18, 2002




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